ORDINARY SHARES	12 Months Ended
Dec. 31, 2025
ORDINARY SHARES
ORDINARY SHARES

11. ORDINARY SHARES

The Company’s authorized share capital is $80,000 comprising of 800,000,000 ordinary shares with a par value of $0.0001 each.

On August 23, 2022, the Company announced it planned to implement share repurchases pursuant to the stock repurchase program previously authorized by its board of directors. Under the stock repurchase program, the Company and its senior management may purchase up to $40 million of its ordinary shares in the form of ADSs in aggregate. In August 2023, the Company’s board of directors authorized the renewal of the stock repurchase program, which became effective on August 15, 2023 and referred to as the 2023 Stock Repurchase Program. Under the 2023 Stock Repurchase Program, the Company may repurchase up to $40 million of its ordinary shares in the form of ADSs in aggregate, for a 12-month period. The Company’s board of directors does not intend to renew the stock repurchase program.

The following is a summary of the Company’s treasury stock transactions during the years ended December 31, 2025, 2024 and 2023:

	Year Ended December 31,
	2025	2024	2023
Ordinary shares repurchased	—	413,214	10,656,794
ADS equivalent shares repurchased	—	179,658	4,633,389
Treasury shares used for issuance of ordinary shares for vesting of RSUs and exercise of stock options	1,258,737	2,252,047	3,722,394

These repurchased shares are not considered outstanding and were therefore accounted for under the cost method and are included such as a component of shareholder’s equity. As of December 31, 2025, 2024 and 2023, 5,362,497, 6,621,234 and 8,460,067 shares were recorded as treasury stock, respectively.

On August 5, 2025, the Company completed an underwritten offering of 33,333,333 ADSs, representing in the aggregate 76,666,659 ordinary shares, at $1.95 per ADS. The net proceeds from the underwritten offering were approximately $61.2 million after underwriting discounts and commissions and offering expenses.